                                                                    Exhibit 10.4

                         CONTINUING GUARANTY AGREEMENT
                         -----------------------------

     THIS CONTINUING GUARANTY AGREEMENT (this "Guaranty") is made this 1st day of July, 2003 by DANKA BUSINESS SYSTEMS PLC ("Danka PLC"), the undersigned Subsidiaries of Danka PLC (together with Danka PLC, sometimes individually referred to as "Guarantor" and sometimes collectively referred to as "Guarantors") in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation, as administrative and collateral agent (together with its successors in such capacity, the "Agent") for each of the lenders (the "Lenders" and together with the Agent, the "Guaranteed Parties") now or hereafter parties to the Loan Agreement (as defined below).

                                    Preamble:
                                    --------

     Agent, Lenders, Danka Office Imaging Company, a Delaware corporation, Danka Holding Company, a Delaware corporation (sometimes individually referred to as "Borrower" and sometimes jointly referred to as "Borrowers") are parties to a Loan and Security Agreement, dated July 1, 2003 (as at any time amended, modified, renewed or extended, the "Loan Agreement"), pursuant to which Lenders have agreed to make loans and other extensions of credit to or for the benefit of Borrowers on the terms and subject to all of the conditions set forth in the Loan Agreement. Capitalized terms used in this Guaranty, unless otherwise defined herein, shall have the meaning ascribed to them in the Loan Agreement.

     A condition to any extension of any credit by the Guaranteed Parties to Borrowers under the terms of the Loan Agreement is the execution and delivery of this Guaranty by Guarantors. To induce the each of the Guaranteed Parties to extend credit to Borrowers under the Loan Agreement in accordance with the terms thereof, each Guarantor has agreed to execute and deliver this Guaranty.

     NOW, THEREFORE, for Ten Dollars ($10.00) in hand paid and to induce the Guaranteed Parties to make loans or otherwise extend credit to Borrowers from time to time as set forth in the Loan Agreement, and for other good and valuable consideration, each Guarantor hereby jointly and severally, unconditionally and absolutely guarantees to the Guaranteed Parties the due and punctual payment, performance and discharge (whether upon stated maturity, demand, acceleration or otherwise in accordance with the terms thereof) of all of the Obligations of Borrowers or any other Obligated Party now or hereafter existing, whether for principal, interest, fees, expenses or otherwise in accordance with the Loan Documents (after giving effect to any applicable periods of grace), regardless of whether recovery upon any of such Obligations becomes barred by any statute of limitations, or is or becomes invalid or unenforceable for any other reason, or is unrecoverable in any Insolvency Proceeding of an Obligated Party (whether pursuant to 11 U.S.C. Section 506 or otherwise).

     EACH GUARANTOR DOES HEREBY WAIVE: notice of acceptance hereof; notice of the extension of credit from time to time by any Guaranteed Party to Borrowers and the creation, existence or acquisition of any Obligations; notice of the amount of Obligations outstanding from time to time, subject, however, to Guarantors' right to make inquiry of Agent to ascertain the amount of Obligations at any reasonable time; notice of any adverse change in a Borrower's financial condition or of any other fact which might increase Guarantors' risk; notice of presentment for payment, demand, protest and notice thereof as to any instrument; notice of any Default, Event of Default or acceleration and all other notices and demands to which Guarantor might otherwise be entitled; any defense that a Borrower may at any time assert based upon the invalidity or unenforceability of any of the Loan Documents, the statute of limitations, the statute of frauds, failure of consideration, fraud, bankruptcy, lack of legal capacity, usury, or accord and satisfaction;

and any right to contest the commercial reasonableness of the disposition of any or all Collateral. Each Guarantor further waives any right such Guarantor may have, by statute or otherwise, to require any of the Guaranteed Parties to institute suit against Borrowers or any other Obligated Party after notice or demand from a Guarantor or to seek recourse first against Borrowers or any other Obligated Party, or to realize upon any Collateral, as a condition to enforcing a Guarantor's liability and obligations hereunder; any defense or claim that any Person purporting to bind a Borrower to the payment of any Obligations did not have actual or apparent authority to do so; and any right to appraisement, valuation, stay of execution, or notice of election to declare due the amount of any Obligations of any Borrower with regard to Agent's enforcement of any Lien or other interest Agent, for the benefit of the Guaranteed Parties, may hold in any real or personal property of any Borrower. To the fullest extent permitted by Applicable Law, each Guarantor hereby also expressly waives any and all rights or defenses arising by reason of (i) any "one action" or "anti-deficiency" law which would otherwise prevent any Guaranteed Party from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of setoff) against Guarantors before or after the Guaranteed Parties' commencement or completion of any foreclosure action, whether by judicial action, by exercise of power of sale or otherwise or
(ii) any other law which in any other manner would otherwise require any election of remedies by any Guaranteed Party. Except as otherwise prohibited by Applicable Law, each Guarantor hereby waives any right that it may have to claim or recover in any litigation respecting this Guaranty any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Guarantor shall make all payments hereunder for the benefit of the Guaranteed Parties, free and clear of, and without deduction for or on account of, any setoff, counterclaim, defense, fees, restrictions or conditions of any kind.

     If Borrowers fail to pay any Obligations on the due date thereof (whether due on demand, at stated maturity, upon acceleration or otherwise) or any other Event of Default under the Loan Agreement occurs or exists, then, whether or not any of the Obligations are then due and payable or the maturity thereof has been accelerated or demand for payment thereof from Borrowers or any other Obligated Party has been made, all of the Obligations shall, at the election of Agent, become immediately due and payable hereunder as to Guarantors and Agent shall be entitled to enforce the obligations of Guarantors hereunder for the benefit of the Guaranteed Parties. Guarantors agree to pay all expenses incurred by the Guaranteed Parties in connection with enforcement of the Guaranteed Parties' right under this Guaranty, including court costs, collection charges and reasonable attorneys' fees.

     Agent shall have, for the benefit of the Guaranteed Parties, a right of setoff to any and all credits and any and all other property of each Guarantor, now or at any time whatsoever with or in the possession of any of the Guaranteed Parties or anyone holding for any Guaranteed Party as security for any and all Obligations and the indebtedness and obligations of Guarantors hereunder.

     Each Guarantor consents and agrees that, without notice to or by Guarantors and without impairing or otherwise affecting the liability or obligations of Guarantors hereunder, the Guaranteed Parties may: compromise or settle, extend the period of duration or the time for the payment, discharge or performance of any of the Obligations or increase the amount of the Obligations; refuse to enforce, or release any Person liable for payment of, any of the Obligations; increase, decrease or otherwise alter the rate of interest payable with respect to the Obligations or grant other indulgences to a Borrower in respect thereof; amend or modify in any manner, or terminate or release, any of the Loan Documents or any other agreements evidencing, securing or otherwise relating to the Obligations (other than this Guaranty); release, surrender, exchange, modify or impair any and all

Collateral or other property at any time securing (directly or indirectly) any of the Obligations or on which the Guaranteed Parties at any time may have a Lien; extend the time of payment of any Collateral consisting of Accounts or other rights to the payment of money; refuse to enforce its rights, or make any comprise or settlement or agreement therefor, in respect of any such Collateral, deposits and property, or with any party to the Obligations, or with any other Person whatsoever; or release or substitute any Obligated Party.

     None of the Guaranteed Parties shall be under any obligation to marshal any assets in favor of Guarantors or against or in payment of any of the Obligations. If and to the extent any Guaranteed Party receives any payment on account of any of the Obligations (whether from a Borrower or any other Obligated Party or from the sale or other disposition of any Collateral) and such payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person in any Insolvency Proceeding or under any Applicable Law, then the part of the Obligations intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made. The foregoing provisions of this paragraph shall survive any termination or revocation of this Guaranty.

     Any and all present and future debts and obligations of any Borrower to any Guarantor are hereby postponed in favor of and subordinated to the full and final payment of the Obligations.

     Each Guarantor represents and warrants to the Guaranteed Parties that, as of the date of this Guaranty, the Guarantors with the Borrower and their other Subsidiaries, taken as a whole, are now Solvent and, after giving effect to the transactions described in the Loan Documents and the issuance of this Guaranty, will be Solvent; the financial statements of such Guarantor furnished to the Guaranteed Parties have been prepared in accordance with the terms of the Loan Agreement; there are no facts or circumstances in existence on the date hereof which any Guarantor has failed to disclose to Agent in writing that may reasonably be expected to have a Material Adverse Effect; except as set forth on
Schedule 8.1.19 to the Loan Agreement there are no actions, suits, proceedings or investigations pending or, to the knowledge of any Guarantor, threatened on the date hereof against or affecting any Guarantor, or the business, operations, Properties, prospects, profits or condition of any Guarantor (i) which relate to any of the Loan Documents or any of the transactions contemplated thereby or
(ii) which could reasonably be expected to have a Material Adverse Effect; and there are no Liens upon any of such Guarantor's Property, other than Permitted Liens. Each Guarantor shall immediately give Agent written notice of any material adverse change in such Guarantor's financial condition, including litigation commenced, tax liens filed, defaults claimed under its indebtedness for borrowed money or Insolvency Proceedings commenced by or against such Guarantor.

     This Guaranty is a primary, immediate and original obligation of each Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment of the Obligations and not of its collectibility only, is not contingent upon the exercise or enforcement by the Guaranteed Parties of whatever remedies the Guaranteed Parties may have against any Borrower or otherwise or the enforcement of any Lien or realization upon any Collateral and shall remain in full force and effect without regard to future changes in conditions, including change of law or any invalidity or unenforceability of any of the Obligations or Loan Documents. This Guaranty shall be in addition to any other present or future guaranty or other security for any of the Obligations, shall not be prejudiced or unenforceable by the invalidity of any such other guaranty or security and is not conditioned upon or subject to the execution by any other Person of this Guaranty or any other guaranty or suretyship agreement.

     Agent, for and on behalf of the Guaranteed Parties, shall have the right to seek recourse against Guarantors to the full extent provided for herein and in any other Loan Document and against Borrowers and each other Obligated Party to the full extent provided for in any of the Loan Documents. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Agent's right to proceed in any other form of action or proceeding against other parties, unless Agent has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Guaranteed Parties against any Borrower or any other Obligated Party under any Loan Document shall serve to diminish the liability of Guarantor except to the extent the Guaranteed Parties realized payment by such action or proceeding.

     Each Guarantor is fully aware of the financial condition and business of each Borrower. Each Guarantor delivers this Guaranty based solely upon its own independent investigation and in no part upon any representation or statement of any of the Guaranteed Parties with respect thereto. Each Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning Borrowers' financial condition as such Guarantor may deem material to its obligations hereunder and no Guarantor is relying upon, nor expecting the Guaranteed Parties to furnish a Guarantor any information in any Guaranteed Party's possession concerning, Borrowers' financial condition, operations or business prospects. Each Guarantor hereby knowingly accepts the full range of risks encompassed within a contract of "Guaranty," which risks include, without limitation, the possibility that a Borrower will contract additional Obligations for which such Guarantor may be liable hereunder after such Borrower's financial condition or ability to pay its lawful debts when they fall due has deteriorated.

     The books and records of Agent, showing the amounts owed to Guaranteed Parties by Borrowers, shall be admissible in evidence in any action or proceeding against or involving Guarantors as prima facie proof of the items therein set forth, and the monthly statements of Agent rendered to Borrowers, to the extent to which no written objection is made within 30 days from the date of sending thereof to Borrowers, shall be deemed conclusively correct and shall constitute an account stated between the Guaranteed Parties and Borrowers and shall be binding on Guarantors.

     Each Guarantor agrees that this Guaranty shall continue in full force and effect until all of the Obligations have been fully paid and discharged and all Commitments of Lenders have been terminated. If for any reason a Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become unrecoverable from a Borrower by reason of any Insolvency Proceeding or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding upon Guarantors. If acceleration of the time for payment of any of the Obligations is stayed as the result of any Insolvency Proceeding or any other reason, all such amounts otherwise subject to acceleration under the terms of the Loan Documents shall be immediately due and payable by Guarantors.

     To the fullest extent permitted by Applicable Law, each Guarantor hereby waives the right to revoke or terminate this Guaranty prior to payment in full of the Obligations and termination of the Commitments; but, if the foregoing waiver shall be ineffective under Applicable Law, then each Guarantor agrees that any revocation or termination of this Guaranty, to be effective, must be in a writing signed by a Guarantor specifically referring to this Guaranty and actually received by an officer of Agent who is familiar with this Guaranty and Borrowers' account with the Guaranteed Parties. Any such termination or revocation shall not affect the right and power of Agent, for the benefit of Guaranteed Parties, to enforce the Obligations and other rights arising, incurred or contracted for prior to Agent's receipt of such written notice of termination or revocation and this Guaranty shall continue to be effective with respect to all such Obligations. If Guaranteed Parties make loans or other extensions of credit to or for the benefit of a Borrower or take other action after the termination or revocation by a Guarantor, but prior to Agent's receipt of notice of termination or revocation, then the rights of the Guaranteed Parties with respect thereto shall be the same as if such termination or revocation had not occurred.

     All rights, benefits and privileges herein and hereby conferred upon Agent shall vest in and be enforceable by Agent and its successors and assigns. This Guaranty shall be binding upon Guarantors and upon their respective successors and assigns.

     To the extent any performance of this Guaranty would violate any usury statute or other Applicable Law, the obligation to be fulfilled shall be reduced to the limit legally permitted, so that this Guaranty shall not require any performance in excess of the limit legally permitted, but such obligations shall be fulfilled to the limit of the legal validity. The provisions of this paragraph shall control every other provision of this Guaranty.

          This Guaranty and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York (including N.Y. Gen. Obligs. Section 5-1401) ; provided, however, that, if any of the Collateral shall be located in any jurisdiction other than New York, the laws of such jurisdiction shall govern the method, manner and procedure for foreclosure of Agent's Lien upon such Collateral and the enforcement of Agent's other remedies in respect of such Collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of the State of New York. As part of the consideration for new value given to Borrowers under the Loan Agreement, and regardless of any present or future domicile or principal place of business of any Guarantor or any Guaranteed Party, each Guarantor hereby consents and agrees that the state courts of New York, sitting in the Borough of Manhattan, or, at Agent's option, the United States District Court for the Southern District of New York, shall have jurisdiction to hear and determine any claims or disputes among any or all Guarantors and Guaranteed Parties pertaining to this Guaranty or to any matter arising out of or related to this Guaranty. Each Guarantor expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such Court, and each Guarantor hereby waives any objection that such Guarantor may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such Court. Each Guarantor hereby waives personal service of the summons, complaint and other process issued in any such action or suit and agrees that service of such summons, complaint and other process may be made by certified mail addressed to such Guarantor at the address set forth in this Guaranty (or, with respect to Foreign Guarantors, to such agent for service and at such other address as otherwise provided in this Guaranty) and that service so made shall be deemed completed upon the earlier of such Guarantor's actual receipt thereof or 3 days after deposit in the U.S. mails, proper postage prepaid. Nothing in this Guaranty shall be deemed or operate to affect the right of Agent to serve legal process in any other manner permitted by law, or to preclude the enforcement by Agent of any judgment or order obtained in such forum or the taking of any action under this Guaranty to enforce same in any other appropriate forum or jurisdiction.

     This Guaranty expresses the entire understanding of the parties hereto with respect to the subject matter hereof and may not be changed orally, and no obligations of Guarantors can be released or waived by any of the Guaranteed Parties, except by a writing signed by a duly authorized officer of Agent.

     Until all of the Obligations have been paid in full and the Commitments have been terminated, Guarantors shall have no claim, right or remedy (whether or not arising in equity, by contract or Applicable Law) against a Borrower or any other Person by reason of a Guarantor's payment or other performance hereunder. Without limiting the generality of the foregoing, each Guarantor hereby waives and renounces any and all legal or equitable rights or claims that such Guarantor may have to reimbursement, subrogation, indemnity and exoneration and agrees that such Guarantor shall have no recourse to any assets or property of any Borrower (including any Collateral) and no right of recourse against or contribution from any other Person in any way directly or contingently liable for any of the Obligations, whether any of such rights arise under contract, in equity or under Applicable Law, until all of the Obligations have been paid in full and the Commitments have been terminated.

     If any Guarantor shall be required by Applicable Law to withhold or deduct any Taxes from or in respect of any sum payable under this Guaranty, (a) the sum payable to Agent or any other Guaranteed Party shall be increased as may be necessary so that, after making all required withholding or deductions, Agent or such Guaranteed Party (as the case may be) receives an amount equal to the sum it would have received had no such withholding or deductions been made, (b) such Guarantor shall make such withholding or deductions, and (c) such Guarantor shall pay the full amount withheld or deducted to the relevant taxation authority or other authority in accordance with Applicable Law.

     If for the purpose of obtaining judgment in any court it is necessary to convert an amount due under this Guaranty in the currency in which it is due (the "Original Currency") into another currency (the "Second Currency"), the rate of exchange applied shall be that at which, in accordance with normal banking procedures, the Agent could purchase, in the New York foreign exchange market, the Original Currency with the Second Currency on the date two (2) Business Days preceding that on which judgment is given. Each Guarantor agrees that its obligation in respect of any Original Currency due from it to the Guaranteed Parties hereunder shall, notwithstanding any judgment or payment in such other currency, be discharged only to the extent that, on the Business Day following the date the Agent receives payment of any sum so adjudged to be due hereunder in the Second Currency the Agent may, in accordance with normal banking procedures, purchase, in the New York City foreign exchange market the Original Currency with the amount of the Second Currency so paid; and if the amount of the Original Currency so purchased or could have been so purchased is less than the amount originally due in the Original Currency, the Guarantors and each of them agrees as a separate obligation and notwithstanding any such payment or judgment to indemnify the Guaranteed Parties against such loss. The term "rate of exchange" used herein shall mean the spot rate at which the Agent, in accordance with normal practices is able, on the relevant date, to purchase the Original Currency with the Second Currency and includes any premium and costs of exchange payable in connection with such purchase.

     Each Guarantor organized under the laws of a jurisdiction outside of the United States (collectively, the "Foreign Guarantors") hereby irrevocably appoints Danka Office Imaging Company, a Delaware corporation ("DOIC"), at its address set forth in the Loan Agreement, as its agent to receive service of process or other legal summons for purposes of any legal action or proceeding. Until all of the Obligations have been fully paid and discharged and all Commitments of the Lenders have been terminated, each Foreign Guarantor will maintain DOIC as its duly appointed agent for the service of process or summons in the United States (or any state or other jurisdiction thereof), and if a Foreign Guarantor fails to maintain DOIC as such an agent, any process or summons may be served on such Foreign Guarantor by mailing a copy thereof by registered mail, or a form of mail substantially equivalent thereto, addressed to it at the address for notices to the Borrowers as provided in the Loan Agreement.

     As used herein, all references to "Guarantor" or "Guarantors" shall mean each Guarantor and its successors and assigns (including any receiver, trustee or custodian for a Guarantor or any of its assets or a Guarantor in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code); all references to "Agent" shall mean Agent and its successors and assigns; all references to "Lenders" shall mean each of the Lenders and their respective successors and assigns; all references to "Guaranteed Parties" shall mean each of the Guaranteed Parties and their respective successors and assigns; all references to "Borrower" or "Borrowers" shall mean each Borrower and its successors and assigns (including any receiver, trustee or custodian for such Borrower or any of its assets or such Borrower in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code); all references to the plural shall also mean the singular, and all references to the singular shall also mean the plural; and all references to "including" shall mean "including, without limitation."

     Guarantors and Agent each hereby waives the right to a jury trial in any action, suit, proceeding or counterclaim arising out of or related to this Guaranty.

[Signatures on following page]

IN WITNESS WHEREOF, Guarantors have caused this Guaranty to be signed, sealed and delivered by its duly authorized officers, on the day and year first above written.


                                        DANKA BUSINESS SYSTEMS PLC, a public
                                        limited company organized under the laws of England and Wales.
                                        ("Guarantor")


                                        By:   /s/ Keith J. Nelsen
                                           ------------------------------------
                                           Name:  Keith J. Nelsen
                                                -------------------------------
                                           Title: General Counsel
                                                 ------------------------------


                                        Address:
                                              c/o Danka Office Imaging Company
                                             ----------------------------------
                                              11201 Danka Circle North
                                             ----------------------------------
                                              St. Petersburg, FL 33716
                                             ----------------------------------


                                        DANKALUX S.A R.L., a limited liability
                                        company organized under the laws of
                                        Luxembourg
                                        ("Guarantor")


                                        By:   /s/ Paul Dumond
                                           ------------------------------------
                                           Name:  Paul Dumond
                                                -------------------------------
                                           Title: Authorized Officer
                                                 ------------------------------


                                        Address:
                                              115, avenue Gaston Diderich
                                             ----------------------------------
                                              L-1420 Luxembourg
                                             ----------------------------------

                                             ----------------------------------


                                        AMERICAN BUSINESS CREDIT CORPORATION,
                                        a Florida corporation
                                        ("Guarantor")


                                        By:   /s/ Keith J. Nelsen
                                           ------------------------------------
                                           Name:  Keith J. Nelsen
                                                -------------------------------
                                           Title: Secretary
                                                 ------------------------------


                                        Address:
                                              c/o Danka Office Imaging Company
                                             ----------------------------------
                                              11201 Danka Circle North
                                             ----------------------------------
                                              St. Petersburg, FL 33716
                                             ----------------------------------

                                        CORPORATE CONSULTING GROUP, INC.,
                                        a Florida corporation
                                        ("Guarantor")


                                        By:   /s/ Keith J. Nelsen
                                           ------------------------------------
                                           Name:  Keith J. Nelsen
                                                -------------------------------
                                           Title: Secretary
                                                 ------------------------------


                                        Address:
                                              c/o Danka Office Imaging Company
                                             ----------------------------------
                                              11201 Danka Circle North
                                             ----------------------------------
                                              St. Petersburg, FL 33716
                                             ----------------------------------


                                        DANKA IMAGING DISTRIBUTION, INC.,
                                        a Delaware corporation
                                        ("Guarantor")


                                        By:   /s/ Keith J. Nelsen
                                           ------------------------------------
                                           Name:  Keith J. Nelsen
                                                -------------------------------
                                           Title: Secretary
                                                 ------------------------------


                                        Address:
                                              c/o Danka Office Imaging Company
                                             ----------------------------------
                                              11201 Danka Circle North
                                             ----------------------------------
                                              St. Petersburg, FL 33716
                                             ----------------------------------


                                        DANKA MANAGEMENT COMPANY, INC.,
                                        a Florida corporation
                                        ("Guarantor")


                                        By:   /s/ Keith J. Nelsen
                                           ------------------------------------
                                           Name:  Keith J. Nelsen
                                                -------------------------------
                                           Title: Secretary
                                                 ------------------------------


                                        Address:
                                              c/o Danka Office Imaging Company
                                             ----------------------------------
                                              11201 Danka Circle North
                                             ----------------------------------
                                              St. Petersburg, FL 33716
                                             ----------------------------------

                                     DANKA MANAGEMENT II COMPANY INC.,
                                     a Florida corporation
                                     ("Guarantor")


                                     By:   /s/ Keith J. Nelsen
                                        ------------------------------------
                                        Name:  Keith J. Nelsen
                                             -------------------------------
                                        Title: Secretary
                                              ------------------------------


                                     Address:
                                           c/o Danka Office Imaging Company
                                          ----------------------------------
                                           11201 Danka Circle North
                                          ----------------------------------
                                           St. Petersburg, FL 33716
                                          ----------------------------------


                                     D.I. INVESTMENT MANAGEMENT, INC.,
                                     a Nevada corporation
                                     ("Guarantor")


                                     By:   /s/ Keith J. Nelsen
                                        ------------------------------------
                                        Name:  Keith J. Nelsen
                                             -------------------------------
                                        Title: Secretary
                                              ------------------------------


                                     Address:
                                           c/o Danka Office Imaging Company
                                          ----------------------------------
                                           11201 Danka Circle North
                                          ----------------------------------
                                           St. Petersburg, FL 33716
                                          ----------------------------------


                                     HERMAN ENTERPRISES, INC. OF SOUTH FLORIDA, a Florida corporation
                                     ("Guarantor")


                                     By:   /s/ Keith J. Nelsen
                                        ------------------------------------
                                        Name:  Keith J. Nelsen
                                             -------------------------------
                                        Title: Secretary
                                              ------------------------------

                                        QUALITY BUSINESS, INC., a Florida
                                        corporation
                                        ("Guarantor")


                                        By:   /s/ Keith J. Nelsen
                                           ------------------------------------
                                           Name:  Keith J. Nelsen
                                                -------------------------------
                                           Title: Secretary
                                                 ------------------------------


                                        Address:
                                              c/o Danka Office Imaging Company
                                             ----------------------------------
                                              11201 Danka Circle North
                                             ----------------------------------
                                              St. Petersburg, FL 33716
                                             ----------------------------------


                                        DANKA AUSTRALASIA PTY LIMITED,
                                        an Australian company
                                        ("Guarantor")


                                        By:   /s/ Keith J. Nelsen
                                           ------------------------------------
                                           Name:  Keith J. Nelsen
                                                -------------------------------
                                           Title: General Counsel
                                                 ------------------------------


                                        DANKA AUSTRALIA PTY LIMITED,
                                        an Australian company
                                        ("Guarantor")


                                        By:   /s/ Keith J. Nelsen
                                           ------------------------------------
                                           Name:  Keith J. Nelsen
                                                -------------------------------
                                           Title: General Counsel
                                                 ------------------------------


                                        Address:
                                              c/o Danka Office Imaging Company
                                             ----------------------------------
                                              11201 Danka Circle North
                                             ----------------------------------
                                              St. Petersburg, FL 33716
                                             ----------------------------------

                                        DANKA BUSINESS FINANCE LTD.,
                                        an Alberta company
                                        ("Guarantor")


                                        By:   /s/ Keith J. Nelsen
                                           ------------------------------------
                                           Name:  Keith J. Nelsen
                                                -------------------------------
                                           Title: General Counsel
                                                 ------------------------------


                                        Address:
                                              c/o Danka Office Imaging Company
                                             ----------------------------------
                                              11201 Danka Circle North
                                             ----------------------------------
                                              St. Petersburg, FL 33716
                                             ----------------------------------


                                        DANKA CANADA INC.,
                                        a Canadian company
                                        ("Guarantor")


                                        By:   /s/ Owais Durrani
                                           ------------------------------------
                                           Name:  Owais Durrani
                                                -------------------------------
                                           Title: Vice President Finance and
                                                 ------------------------------
                                                  Chief Financial Officer
                                                 ------------------------------

                                        Address:
                                              9 Van der Graaf Court
                                             ----------------------------------
                                              Brampton, Ontario
                                             ----------------------------------
                                              L6T 5E5
                                             ----------------------------------


                                        DANKA DATAKEY PTY LTD,
                                        an Australian company
                                        ("Guarantor")


                                        By:   /s/ Keith J. Nelsen
                                           ------------------------------------
                                           Name:  Keith J. Nelsen
                                                -------------------------------
                                           Title: General Counsel
                                                 ------------------------------


                                        Address:
                                              c/o Danka Office Imaging Company
                                             ----------------------------------
                                              11201 Danka Circle North
                                             ----------------------------------
                                              St. Petersburg, FL 33716
                                             ----------------------------------

                                        DANKA DISTRIBUTORS PTY LTD,
                                        an Australian company
                                        ("Guarantor")


                                        By:   /s/ Keith J. Nelsen
                                           ------------------------------------
                                           Name:  Keith J. Nelsen
                                                -------------------------------
                                           Title: General Counsel
                                                 ------------------------------


                                        Address:
                                              c/o Danka Office Imaging Company
                                             ----------------------------------
                                              11201 Danka Circle North
                                             ----------------------------------
                                              St. Petersburg, FL 33716
                                             ----------------------------------


                                        DANKA SERVICES INTERNATIONAL LTD.,
                                        a limited liability company organized
                                        under the laws of England and Wales
                                        ("Guarantor")


                                        By:   /s/ Paul Dumond
                                           ------------------------------------
                                           Name:  Paul Dumond
                                                -------------------------------
                                           Title: Director
                                                 ------------------------------


                                        Address:
                                              Masters House
                                             ----------------------------------
                                              107 Hammersmith Road
                                             ----------------------------------
                                              London  W14 0QH
                                             ----------------------------------


                                        DANKA SYSTEMS PTY LIMITED,
                                        an Australian company
                                        ("Guarantor")


                                        By:   /s/ Keith J. Nelsen
                                           ------------------------------------
                                           Name:  Keith J. Nelsen
                                                -------------------------------
                                           Title: General Counsel
                                                 ------------------------------


                                        Address:
                                              c/o Danka Office Imaging Company
                                             ----------------------------------
                                              11201 Danka Circle North
                                             ----------------------------------
                                              St. Petersburg, FL 33716
                                             ----------------------------------

                                        DANKA TOWER PTY LTD,
                                        an Australian company
                                        ("Guarantor")


                                        By:   /s/ Keith J. Nelsen
                                           ------------------------------------
                                           Name:  Keith J. Nelsen
                                                -------------------------------
                                           Title: General Counsel
                                                 ------------------------------


                                        Address:
                                              c/o Danka Office Imaging Company
                                             ----------------------------------
                                              11201 Danka Circle North
                                             ----------------------------------
                                              St. Petersburg, FL 33716
                                             ----------------------------------


                                        DANKA UK PLC, a public limited company
                                        organized under the laws of England and
                                        Wales
                                        ("Guarantor")


                                        By:   /s/ Matthew Salmon
                                           ------------------------------------
                                           Name:  Matthew Salmon
                                                -------------------------------
                                           Title: Director
                                                 ------------------------------


                                        Address:
                                              1230 Arlington Business Park
                                             ----------------------------------
                                              Theale
                                             ----------------------------------
                                              Berkshire  RG7 4TX
                                             ----------------------------------


                                        DATAKEY ALCATEL PTY. LTD.,
                                        an Australian company
                                        ("Guarantor")


                                        By:   /s/ Keith J. Nelsen
                                           ------------------------------------
                                           Name:  Keith J. Nelsen
                                                -------------------------------
                                           Title: General Counsel
                                                 ------------------------------


                                        Address:
                                              c/o Danka Office Imaging Company
                                             ----------------------------------
                                              11201 Danka Circle North
                                             ----------------------------------
                                              St. Petersburg, FL 33716
                                             ----------------------------------

                                        KALMARA INC.,
                                        an Ontario company
                                        ("Guarantor")


                                        By:   /s/ Owais Durrani
                                           ------------------------------------
                                           Name:  Owais Durrani
                                                -------------------------------
                                           Title: Vice President Finance and
                                                 ------------------------------
                                                  Chief Financial Officer
                                                 ------------------------------


                                        Address:
                                              9 Van der Graaf Court
                                             ----------------------------------
                                              Brampton, Ontario
                                             ----------------------------------
                                              L6T 5E5
                                             ----------------------------------


                                        Accepted :
                                        --------

                                        FLEET CAPITAL CORPORATION, as Agent
                                        ("Agent")


                                        By:   /s/ Stephen Y. McGehee
                                           ------------------------------------
                                           Title: Senior Vice President
                                                 ------------------------------